Exhibit 99.14
                                -------------
                Computational Material and/or ABS Term Sheets


       Debt to Income of IO Mortgage Loans
              Collateral as of date:
-------------------------------------------------------------------------------------------------------------------
                                                                            Aggregate Principal Balance as of Cut-
              Debt to Income Buckets                   Number of Loans                    off Date
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
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-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Total:
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                                                                            ---------------------------------------
                                                                            ---------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                               AVG                       WA                WA            WA
--------------------------------------------------------------------------------------------------------------------------------
% of Aggregate IO Principal Balance
         as of Cut-off Date                              CURRENT BALANCE             GROSS CPN          COMBLTV         FICO
--------------------------------------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of Aggregate IO Principal Balance
                                            Aggregate Principal Balance as of Cut-                   as of Cut-off Date
        Type of IO     Number of Loan                      off Date                         -----------------------------------
-------------------------------------------------------------------------------------------------------------------------------
24                                245                               $61,239,780.70                                        40.40
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36                                291                               $68,899,272.07                                        45.45
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60                                 97                               $21,460,701.92                                        14.16
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Total:                            633                              $151,599,754.69                                       100.00
-------------------------------------------------------------------------------------------------------------------------------



         Fico Scores of IO
           Mortgage Loans
       Collateral as of date:
--------------------------------------------------------------------------------------------------------------------------
                Fico Score Buckets                    Number of Loans      Aggregate Principal Balance as of Cut-
                                                                                         off Date
--------------------------------------------------------------------------------------------------------------------------
<= 540                                                              9                              $1,892,220.76
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541 - 560                                                           6                              $1,510,047.00
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561 - 580                                                          72                             $18,746,624.52
--------------------------------------------------------------------------------------------------------------------------
581 - 600                                                         172                             $43,753,164.66
--------------------------------------------------------------------------------------------------------------------------
601 - 620                                                         190                             $44,231,815.18
--------------------------------------------------------------------------------------------------------------------------
621 - 640                                                         167                             $36,247,588.37
--------------------------------------------------------------------------------------------------------------------------
641 - 660                                                           5                              $1,292,149.98
--------------------------------------------------------------------------------------------------------------------------
661 - 680                                                           6                              $1,489,400.00
--------------------------------------------------------------------------------------------------------------------------
681 - 700                                                           3                              $1,554,000.00
--------------------------------------------------------------------------------------------------------------------------
741 - 760                                                           1                                $675,000.00
--------------------------------------------------------------------------------------------------------------------------
> 760                                                               2                                $207,744.22
--------------------------------------------------------------------------------------------------------------------------
Total:                                                            633                            $151,599,754.69
--------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                 AVG                       WA                WA            WA
-----------------------------------------------------------------------------------------------------------------------------
 % of Aggregate IO Principal Balance
         as of Cut-off Date                               CURRENT BALANCE             GROSS CPN          COMBLTV         FICO
-----------------------------------------------------------------------------------------------------------------------------
                                1.25                           210,246.75                 8.517            94.67         525
-----------------------------------------------------------------------------------------------------------------------------
                                1.00                           251,674.50                 7.163            87.06         554
-----------------------------------------------------------------------------------------------------------------------------
                               12.37                           260,369.79                 7.304            76.34         572
-----------------------------------------------------------------------------------------------------------------------------
                               28.86                           254,378.86                 7.009            85.72         590
-----------------------------------------------------------------------------------------------------------------------------
                               29.18                           232,799.03                 6.990            89.15         610
-----------------------------------------------------------------------------------------------------------------------------
                               23.91                           217,051.43                 6.966            93.15         630
-----------------------------------------------------------------------------------------------------------------------------
                                0.85                           258,430.00                 7.016            82.05         651
-----------------------------------------------------------------------------------------------------------------------------
                                0.98                           248,233.33                 7.339            87.27         670
-----------------------------------------------------------------------------------------------------------------------------
                                1.03                           518,000.00                 7.003            78.51         690
-----------------------------------------------------------------------------------------------------------------------------
                                0.45                           675,000.00                 5.750            79.41         750
-----------------------------------------------------------------------------------------------------------------------------
                                0.14                           103,872.11                 6.424            74.46         784
-----------------------------------------------------------------------------------------------------------------------------
                              100.00                           239,494.08                 7.047            87.33         605
-----------------------------------------------------------------------------------------------------------------------------
